                                                                    EXHIBIT 10.2

                             REVOLVING CREDIT NOTE

$1,400,000,000                 New York, New York                    May 29,1998

     CAPSTAR COMMUNICATIONS, INC., a Delaware corporation formerly known as SFX Broadcasting, Inc. (hereinafter called "Maker"), for value received, promises and agrees to pay on the earlier of demand or May 31, 2005 unto the order of CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation (hereinafter called "Lender"), at such location in the United States of America as the Lender shall from time to time designate, in lawful money of the United States of America in immediately All available funds, such sums as the holder hereof may loan or advance to or for the benefit of Maker on or after the date hereof in accordance with the terms hereof, together with interest on the unpaid principal balance outstanding from time to time hereon computed from the date of each advance until maturity at a per annum rate equal to the Floating Rate (as herein after defined) in effect from time to time. All past due principal and interest shall bear interest until paid at an interest rate which is two percent (2%) per annum in excess of the prematurity rate specified in the immediately preceding sentence (but in no event to exceed the maximum rate CD of nonusurious interest allowed by law as of the date hereof). Interest shall be calculated on the basis of a year of 360 days unless such calculation would result in a usurious rate, in which case interest shall be co calculated on the basis of a year of 365 or 366 days, as the case may be. Capitalized terms used but not defined C) herein shall have the meaning assigned in the Credit Agreement (the "Credit Agreement") dated as of May 29, 1998, by and among Capstar Broadcasting Corporation, a Delaware corporation, Capstar Broadcasting Partners, Inc., a Delaware corporation, Lender (as borrower thereunder), NationsBank, N.A., as Syndication Agent, Salomon Brothers Holding Company Inc and Goldman Sachs Credit Partners, L.P., as Documentation Agents, Bankers Trust Company, as Administrative Agent, and each financial institution listed on Schedule I thereto. As used herein, the term "Floating Rate" shall mean the per annum rate available to the Lender under the Credit Agreement on the date of determination for Revolving Loans that are Eurodollar Loans with a three month Interest Period applicable thereto as if such Interest Period began on the applicable date of determination. The Floating Rate shall be determined on the first day of June, September, December, and March during the term hereof and shall be effective for the quarterly period beginning on each such date to and including the last day of such period; provided that the Floating Rate for the period beginning May 29, 1998, through and including August 31, 1998, shall be determined and shall begin on May 29, 1998.

     THE UNPAID principal balance hereof shall at no time exceed the sum of ONE BILLION FOUR HUNDRED MILLION DOLLARS ($1,400,000,000).

     INTEREST on this note is payable quarterly commencing on August 31, 1998, and thereafter on the last day of each November, February, May and August during the term hereof and at maturity.

     IF ANY PAYMENT of principal or interest on this note shall become due on a Saturday, Sunday, or public holiday under the laws of the State of New York on which Bankers Trust Company is not open for business, such payment shall be made on the next succeeding business day of Lender, unless the effect of such extension would be to carry the payment over to the next calendar month, in which event such payment shall be due on the preceding business day of Lender, and any such extension or reduction of time shall in such case be included in computing interest in connection with such payment.

     PAYMENT of this note before maturity may be made at any time or from time to time, in whole or in part, without penalty or premium. Any such payment shall be applied first to accrued interest and secondly to principal.



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$1,400,000,000              New York, New York                     May 29, 1998

     THE UNPAID PRINCIPAL BALANCE of this note at any time shall be the total amounts loaned or advanced hereunder, less the amount of payments or prepayments of principal made hereon by or for the account of Maker. It is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrences, this note shall remain valid and shall be in full force and effect as to loans or advances made pursuant to and under the terms of this note subsequent to each occurrence. All loans or advances and all payments or prepayments made hereunder on account of principal or interest may be endorsed by the holder hereof on the Schedule attached hereto and made a part hereof for all purposes. Additional Schedule pages may be attached hereto from time to time by the holder hereof if more space is necessary. In the event that the unpaid principal amount hereof at any time, for any reason, exceeds the maximum amount hereinabove specified, Maker covenants and agrees to pay the excess principal amount forthwith upon demand; such excess principal amount shall in all respects be deemed to be included among the loans or advances made pursuant to the other terms of this note and shall bear interest at the rates hereinabove stated. Prior to demand for payment hereunder, the occurrence and continuance of an Event of Default, or the maturity hereof (whether by acceleration or otherwise), amounts prepaid may be reborrowed, subject to the terms hereof.

     ADVANCES hereunder may be made by the holder hereof (i) only if at the time such advance is made (both before and after giving effect thereto) such additional indebtedness is permitted pursuant to (a) Section 4.09 of the SFX Broadcasting, Inc. 10-3/4% Senior Subordinated Notes Indenture dated as of October 7, 1993 (the "CCI Existing 10-3/4% Senior Subordinated Note Indenture") and (b) Section 8(b) of the Certificate of Designations, Preferences, and Relative, Participation, Optional and Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of SFX Broadcasting, Inc. 12-5/8% Series E Cumulative Exchangeable Preferred Stock Due October 31, 2006,
(ii) pursuant to the terms of any written agreement executed in connection herewith between Maker and Lender, or (iii) at the oral or written request of any of the undersigned or of any officer or agent of Maker designated by or acting under the authority of resolutions of the Board of Directors of Maker. Maker covenants and agrees to furnish to the holder hereof written confirmation of any such oral request within five (5) days of the resulting loan or advance, but any such loan or advance shall be deemed to be made under and entitled to the benefits of this note irrespective of any failure by Maker to furnish such written confirmation.

AN "EVENT OF DEFAULT" occurs if

     (a) the Maker shall fail to pay when due principal, or any interest on the Note or any other amount payable hereunder and such failure to pay shall continue unremedied for a period of five days; or

     (b) the Maker or any of its subsidiaries shall commence a voluntary case concerning itself under Title II of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Maker or any of its subsidiaries and the petition is not controverted within 10 days, or is not stayed or dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Maker or any of its subsidiaries; or the Maker or any of its subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or such subsidiary or there is commenced against the Maker or any of its subsidiaries any such proceeding which remains unstayed or undismissed for a period of 60 days; or the Maker or any of its subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any of its subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the



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$1,400,000,000                New York, New York                   May 29, 1998

     Maker or any of its subsidiaries makes a general assignment for the benefit of creditors; or the Maker or any of its subsidiaries shall fail to pay, or shall state in writing that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any of its subsidiaries shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by the Maker or any of its subsidiaries for the purpose of effecting any of the foregoing;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may by written notice to the Maker, declare the entire unpaid principal amount hereof as of such date and all accrued interest owing hereunder then outstanding to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest, notice of protest or dishonor, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by the Maker, and thereupon take such action as it may deem desirable hereunder and pursuant to applicable law; provided, that, if an Event of Default specified in clause (b) of this paragraph shall occur, the result which would occur upon the giving of written notice by the Lender to the Maker, as specified above, shall occur automatically without the giving of any such notice.

     IT IS the intention of Maker and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary herein or in any agreement entered into in connection with or as security for this note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this note or under any of the other aforesaid agreements or otherwise in connection with this note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be cancelled automatically and, if theretofore paid, shall be credited on the note by the holder hereof (or, to the extent that this note shall have been or would thereby be paid in full, refunded to the Maker); and (ii) in the event that demand for payment is made or the maturity of this note is otherwise accelerated, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on this note (or, to the extent that this note shall have been or would thereby be paid in full, refunded to the Maker).

     THIS NOTE and all guarantees, security interests and liens securing it may be pledged to Bankers Trust Company, as Administrative Agent, for the ratable benefit of the Banks as defined in (and as security for the Lender's indebtedness and obligations owing pursuant to) the Credit Agreement (the "Capstar Credit Agreement") dated as of May 29, 1998, among Capstar Broadcasting Corporation, a Delaware corporation, Capstar Broadcasting Partners, Inc., a Delaware corporation, Capstar Radio Broadcasting Partners, Inc., a Delaware corporation, the Banks party hereto from time to time, NationsBank, N.A., as Syndication Agent, Salomon Brothers Holding Company Inc. and Goldman Sachs Credit Partners L.P., as Documentation Agents, and Bankers Trust Company, as Administrative Agent. Maker agrees and acknowledges that if the maturity of the indebtedness owing pursuant to the Capstar Credit Agreement is accelerated prior its stated maturity based upon the occurrence of an Event of Default thereunder, then the entire unpaid principal amount hereof as of such date and all accrued interest owing hereunder then outstanding shall be due and payable without presentment, demand, protest, notice of protest or dishonor, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by the Maker.



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$1,400,000,000             New York, New York                      May 29, 1998

     ALL OBLIGATIONS of Maker hereunder is hereby designated as and shall constitute "Designated Senior Debt" under and as defined in the CCI Existing 10-3/4% Senior Subordinated Note Indenture.

     THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, MAKER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

                                    CAPSTAR COMMUNICATIONS, INC.



                                    By: /s/ Kevin Mischnick
                                        ------------------------
                                        Name: Kevin Mischnick
                                        Title: Vice President


Pay to the order of

BANKERS TRUST COMPANY,
as Administrative Agent

CAPSTAR RADIO BROADCASTING
PARTNERS, INC.



By: /s/ Kevin Mischnick
   -------------------------------
    Name: Kevin Mischnick
    Title: Vice President



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$1,400,000,000             New York, New York                      May 29, 1998

                                    SCHEDULE
                                       OF
                ADVANCES AND PAYMENTS OF PRINCIPAL AND INTEREST


                              Amount of                    Unpaid
                              Principal     Amount of     Principal
              Amount of        Paid or      Interest       Balance      Notation
Date           Advance         Prepaid        Paid         of Loan      Made By
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